
TIDEWATER

TIDEWATER

Investor Presentation

September 2022

Forward-looking Statements

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Tidewater Inc. (the "Company") notes that certain statements set forth in this presentation contain certain forward-looking statements which reflect our current view with respect to future events and future financial performance. Forward-looking statements are all statements other than statements of historical fact. All such forward-looking statements are subject to risks and uncertainties, many of which are beyond the control of the Company, and our future results of operations could differ materially from our historical results or current expectations reflected by such forward-looking statements.

These risks and uncertainties include, without limitation: the risks related to fluctuations in worldwide energy demand and oil and natural gas prices, and continuing depressed levels of oil and natural gas prices without a clear indication of if, or when, prices will recover to a level to support renewed offshore exploration activities; fleet additions by competitors and industry overcapacity; our limited capital resources available to replenish our asset base as needed, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers in the energy industry and the industry expectations for offshore exploration, field development and production; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; the impact of regional or global public health crises or pandemics; the impact of potential information technology, cybersecurity or data security breaches; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; natural disasters or significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; the risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; the potential liability for remedial actions or assessments under existing or future environmental regulations or litigation; the effects of asserted and unasserted claims and the extent of available insurance coverage; and the resolution of pending legal proceedings. The forward-looking statements should be considered in the context of the risk factors listed above and those discussed in the Annual Report on Form 10-K for the year ended December 31, 2020, filed by the Company with the U.S. Securities and Exchange Commission ("SEC") on March 4, 2021, as updated by subsequent filings with the SEC. Investors and prospective investors are cautioned not to rely unduly on such forward-looking statements, which speak only as of the date hereof.

Agenda

1. Company overview
2. Market outlook
3. Sustainability at Tidewater
4. Appendix


TIDEWATER


TIDEWATER

1. Company Overview

Tidewater Overview

Introduction to Tidewater

- Tidewater owns and operates one of the largest fleets of offshore support vessels (OSVs) in the industry
- Over 60 years of experience supporting offshore energy exploration and production activities worldwide since founding in 1955
- Headquartered in Houston with international presence and offices across Americas, Africa, Europe, Middle East and Asia
- Listed on New York Stock Exchange with a current market cap of ~$1.1 billion(1)
- Offering support in every phase of offshore exploration, development and production, including towing and anchor-handling for drilling rigs and equipment, and transporting the supplies and personnel needed to sustain drilling, research, workover and production activities

Company highlights

Founded	Fleet	Age	Employees	NYSE Listed
1955	**196**	**11**	**~6,400**	**~$1.1b**
Created the industry's first Offshore Support Vessel	Vessels(2)	Years(3)	Globally	Market Cap(1)

Revenue and EBITDA ($m)



Revenue
EBITDA
407
41
2018
487
68
2019
397
74
2020
371
35
2021
654
157
Q2 2022 Annual.(4)

1) As of 8/26/2022; share count includes 4.06 million Jones Act warrants issued to parent of Swire Pacific Offshore, net of the warrants repurchased via the 8/10/2022 issuance of TDW common shares.
2) Total fleet size of 196 vessels of which 9 are classified as Assets Held for Sale as of June 30, 2022
3) Average age for total fleet
4) Q2 2022 includes the financial impact of the Swire Pacific Offshore acquisition completed April 22, 2022

Leading OSV Platform

1 Most Experienced, Safe Operator

- Effectively **created the workboat industry** when established in 1955
- Industry **leader in safe operations**, core OSV efficiency focus & lean operations
- Leveraging core competencies to **expand into energy transition markets**

2 Optimized OSV Fleet

- **Strategically positioned vessels**, leveraged to existing & developing markets
- Improving efficiency, **reducing emissions** through hybrid propulsion & fuel mgmt. technology
- **High-graded fleet** through aggressive sales and disposal program

3 Financial Stability in Offshore

- **Robust balance sheet** with industry-leading leverage
- **Disciplined capital allocation**, vessel reactivations must justify economics
- **7%** net debt / market cap ratio

Leading operator in terms of fleet size...

Selected Peers by # of vessels (AHTS & PSVs)



Tidewater 165
Edison Chouest 140
Bourbon 125
Hornbeck 72
Solstad 60
P&O Maritime 47
SEACOR Marine 40
Harvey Gulf Marine 38
Vroon 34
POSH 25
PSV/Supply
AHTS

Source: Clarksons & VesselsValue.

Global Footprint in All Major Offshore Regions



Total Fleet - 165 OSVs
59
106
PSV
AHTS
Europe - 26 OSVs
Americas - 33 OSVs
West Africa - 47 OSVs
Middle East - 42 OSVs
Asia Pacific - 17 OSVs
Legend
>900m2
700 - 900m2
<700m2
4 - 8K BHP
8 - 12K BHP
12 - 16K BHP
>16K
Tidewater Locations

Note: Reflects only PSVs and AHTSs. Includes TDW vessel booked as AHFS; does not reflect TDW fleet of crew boats, maintenance vessels or tug boats.

Fleet Overview

106


Platform Supply Vessels (PSV)

- Specially designed to supply offshore oil and gas platforms
- Transport variety of cargoes incl. fuel, water, drilling fluids, cement or mud in below-deck tanks
- Carry material such as casing, drill pipe, tubing and misc. deck cargo on open deck

20


Crew Boats / Fast Supply Vessels (FSV)

- Specially designed to transport as many as 150 personnel from shore bases to offshore rigs, platforms and other installations at high speed and in comfort
- Capable of carrying moderate quantities of cargo

59


Anchor Handling Towing Supply Vessels (AHTS)

- Specially designed to serve offshore rigs in mooring and towing operations
- Capable of all types of towing, anchor handling activities, and varied subsea operations

5


Offshore Tugs

- Used to tow floating drilling rigs and barges
- Assist in the docking of tankers, pipe laying, cable laying and construction barges

6


Specialty Vessels

- Support offshore well stimulation, construction work, subsea services, and/or serve as remote accommodation facilities
- Equipped with a variety of lifting and deployment systems, including large capacity cranes, winches or reel systems

PSVs by Deck Size


106
42
23
41
<700m2
700 - 900m2
>900m2

AHTS by Bollard Pull


59
17
4
11
27
4 - 8K
8 - 12K
12 - 16K
>16K

Note: Vessel counts as of June 30, 2022.

Summary Financial Metrics

Revenue ($m)



407
487
397
371
467
2018
2019
2020
2021
LTM Q2 2022

EBITDA ($m)



41
68
74
35
89
2018
2019
2020
2021
LTM Q2 2022

Gross debt, cash ($m) and equity ratio



Gross debt
Cash
Equity ratio
439
398
63%
294
224
64%
197
152
66%
175
150
65%
175
92
66%
2018
2019
2020
2021
Q2 2022

Net Debt/EBITDA (x)



1.0x
1.0x
0.6x
0.7x
0.9x
2018
2019
2020
2021
LTM Q2 2022

Source: Company filings.
Note: Figures represent impact of Swire Pacific Offshore acquisition which closed in Q2 2022

Peer Market Capitalization & Leverage Comparison



$1,110
$366
$240
$175
$70
$58
$43
$42
$10
SIEM OFFSHORE
SOLSTAD OFFSHORE
SEACOR MARINE
ICON OFFSHORE
Eidesvik
DOF
HAVILA
ALAM MARITIM



Equity
Net Debt
7%
93%
57%
43%
61%
39%
61%
39%
66%
34%
66%
34%
81%
19%
89%
11%
98%
2%
ICON OFFSHORE
SIEM OFFSHORE
ALAM MARITIM
Eidesvik
SEACOR MARINE
HAVILA
SOLSTAD OFFSHORE
DOF

Note: Market data includes 4.06 million Jones Act warrants issued to parent of Swire Pacific Offshore, net of the warrants repurchased via the August 10, 2022 issuance of TDW common shares.
Source: CapitalQ and Company filings as of 8/26/2022

Trading vs. Fleet Appraisal Value Comparison

Total Enterprise Value-to-Vessel Appraisal Value Comparison

PSVs		
Deck Size	Vessel Count	Appraised Value
<700m^2	23	$117.7
700 - 900m^2	41	516.6
>900m^2	42	744.9
	106	$1,379.2

AHTSs		
BHP	Vessel Count	Appraised Value
4 - 8K	27	$72.0
8 - 12K	17	44.9
12 - 16K	4	32.1
> 16K	11	199.2
	59	$348.2
Other Vessels	31	$29.6

Total Appraisal Value	196	$1,757.0
TDW Enterprise Value		$1,193.4
TEV / Appraisal Value		0.7x

Source: VesselValue as of 6/29/2022. Market data as of 6/26/2022 and as of Q2 2022.
Note: Other Vessels includes 31 vessels that are not available via VesselValue; utilize NBV of these assets for approximation of market value.

Significant Earnings Leverage and Free Cash Generation


Free Cash Flow Conversion (%) (1)
61%
77%
84%
87%
90%
91%
91%
Vessel-level Cash Margin
USD in Millions
$700
$600
$500
$400
$300
$200
$100
$0
Pro forma SPO acquisition
$40
$20
$25
$85
42%
$103
49%
$95
55%
$95
59%
$95
63%
$95
66%
$95
$666
$18.5k day rate scenario in-line with 2014 realized day rate
2021 Core Fleet EBITDA
Targeted G&A Synergies
Targeted Opex Synergies
Pro Forma 2021 Core Fleet EBITDA
Utilization Uplift
+$1.5k/day Agg. Dayrate
+$3.0k/day Agg. Dayrate
+$4.5k/day Agg. Dayrate
+$6.0k/day Agg. Dayrate
+$7.5k/day Agg. Dayrate
$18.5k/day EBITDA

Note: "Core Fleet" excludes vessels sold during 2021/2022 or classified as assets held for sale by TDW at 6/30/2022 and 49 PSVs and AHTSs acquired from SPO. Core Fleet represents 156 TDW vessels, excluding 9 AHTS. Opex excludes non-cash impairments recorded in 2021.

Utilization Uplift scenario contemplates combined Core Fleet utilization to increase from 76% to 90%; pro forma 2021 combined Core Fleet day rate of $10,994 held constant in this scenario.

(1) Free Cash Flow conversion defined as free cash flow as a % of EBITDA; drydocks and capex for legacy TDW fleet assumed at approximately $65 million per year for the combined fleet.

Historical Performance

Day Rate and Vessel Cash Margin



$25,000
$20,000
$15,000
$10,000
$5,000
$0
Day Rate in USD
60%
50%
40%
30%
20%
10%
0%
Vessel Cash Margin (%)
Q1 2010
Q1 2011
Q1 2012
Q1 2013
Q1 2014
Q1 2015
Q1 2016
Q1 2017
Q1 2018
Q1 2019
Q1 2020
Q1 2021
Q1 2022
Significant improvement in day rates and cash margins, approaching 2016 levels
Day Rate
Vessel Cash Margin

High-Graded Fleet and Significant Synergy Realizations Should Allow For Improved Margin Performance as Compared to Historical Peaks at Similar Day Rates

Source: Company filings.
Note: Q1 2017 vessel cash margin includes $39.1 million of revenue associated with an early cancellation of a long-term contract.

OSV Leading Edge Contracted Day Rate Progression

Vessel Class	Number of Vessels	2021 Day Rate	2022 Day Rate	Leading Edge Contracts
>900m^2 PSV	42	$14,382	$16,604	$23,447
700 – 900m^2 PSV	41	11,323	13,889	15,358
<700m^2 PSV	23	9,643	10,477	15,982
>16K BHP AHTS	11	16,980	19,737	-
12 – 16K BHP AHTS	4	11,383	11,695	-
8 – 12K BHP AHTS	17	9,253	11,604	-
4 – 8K BHP AHTS	27	6,129	6,997	9,764
Total	165	$10,950	$12,803	$17,261

Source: Company financial data.
Note: Analysis excludes 31 vessels comprised of crew, tug and maintenance vessels. 2021 is as-reported stand-alone TDW data and is not pro forma for SPO acquisition 2021 results. Vessel count and 2022 day rate data as of June 30, 2022.

2. Market Outlook

Commodity Backdrop

Brent and WTI prices 2021 – 2022 YTD



$140
$120
$100
$80
$60
$40
$20
$0
Jan-21
Feb-21
Mar-21
Apr-21
May-21
Jun-21
Jul-21
Aug-21
Sep-21
Oct-21
Nov-21
Dec-21
Jan-22
Feb-22
Mar-22
Apr-22
May-22
Jun-22
Jul-22
Aug-22
WTI
Brent

Source: Bloomberg

Committed Capital Spending & Demand Overview

Comments

Robust oil price environment

- Global oil demand continuing to show signs of recovery towards pre-Covid levels and beyond
- $90 – 100 Brent oil price has led to significant demand for offshore vessels as operators prosecute new activity
- Global offshore capex expected to increase meaningfully in coming years (particularly deepwater)

Tightening rig market

- Increased exploration activity
- Upwards trajectory in offshore rig utilization
- Expected to drive OSV demand with increased platform activity and rig moves

New opportunities in the offshore wind market

- Majors have ambitious energy transition / renewable energy targets
- Despite offshore capex growth near-term, offshore wind may be a more significant growth area for vessel owners
- As projects get bigger and move further offshore, higher-spec vessels will be in demand

Source: Rystad Energy (June 2022)

Global Offshore Commitments by Water Depth ($bn)



$160
$140
$120
$100
$80
$60
$40
$20
$0
$30
$44
$14
$30
$46
$50
$33
$36
$59
$32
$35
$38
$60
$107
2018
2019
2020
2021
2022
2023
2024
Deepwater
Shelf

Offshore Commitments by Region ($bn)



$160
$140
$120
$100
$80
$60
$40
$20
$0
$11
$5
$15
$28
$23
$26
$18
$16
$21
$15
$16
$28
$27
$10
$38
$26
$10
2022
2023
2024
Middle East
Europe
S. America
N. America
AsiaPac
Africa

Global OSV Utilization Overview


Utilisation, Global, AHTS >4,000 BHP
No. of OSVs
Utilisation, %
Active
No. Idle
No. laid up
Utilisation %
"Lay-up" includes units confirmed to be in lay-up and out of service for an extended period. Excludes idle.


Utilisation, Global, PSV >1,000 dwt
No. of OSVs
Utilisation, %
No. Active
No. Idle
No. laid up
Utilisation %

Source: Clarksons Research (July 2022).

International PSV Supply Dynamics

Global PSV Fleet Vessel Status (1)



1,600
1,400
1,200
1,000
800
600
400
200
0
No. of OSVs
Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22
Laid-up Active
Substantial "headline" PSV supply

Vessel Supply Status: 700 – 900m² Deck Area



350
300
250
200
150
100
50
0
No. of OSVs
Dec-15 Jun-16 Dec-16 Jun-17 Dec-17 Jun-18 Dec-18 Jun-19 Dec-19 Jun-20 Dec-20 Jun-21 Dec-21 Jun-22
Laid-up Active
~8% of 700-900m² fleet laid-up

Vessel Supply by Status: >900m² Deck Area



350
300
250
200
150
100
50
0
No. of OSVs
Dec-15 Jun-16 Dec-16 Jun-17 Dec-17 Jun-18 Dec-18 Jun-19 Dec-19 Jun-20 Dec-20 Jun-21 Dec-21 Jun-22
Laid-up Active
~6% of >900m² fleet laid-up

Source: Spinergie Inc. as of 6/29/2022
(1) Excludes China, Iran, Turkey, Russia and US Gulf of Mexico.

~86% of PSV "Shadow Supply" Comprised of Vessels <700m² With an Average Age of >25 years

OSV Day Rate Dynamics

PSV TC Rates


50,000
40,000
30,000
20,000
10,000
0
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
PSV 3,200dwt TC Rate
PSV 4,000dwt TC Rate

AHTS TC Rates


70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
AHTS 80t BP TC Rate
AHTS 120t BP TC Rate
AHTS 200t BP TC Rate

Source: Clarksons as of July 2022
Note: Average of SE Asia, Mid East, Latin Am, WAFR and Med, weighted by fleet deployment

Newbuild Economics Considerations

Newbuild Economics Require ~$38k/d Day Rate Over 20 Year Useful Life

Assumptions

Newbuild Cost ($m)	$65
Assumed day rate ($k/day)	$38
Opex rate ($k/day)	$8.5
Drydocking Cost (every 5 years) ($m)	$1.2
Utilization (%)	90%
WACC	14%
Years to breakeven based on NPV	20



$37k/day
$38k/day
$39k/day
18 yrs.
20 yrs.
28 yrs.
39
38
37
Day rate ($k/day)
0
5
10
15
20
25
30
Years to breakeven

Modest Movements in Day Rate Have Substantial Impact on Newbuild Economics

Source: TDW management estimate



3. ESG at Tidewater

Committed to Sustainability

Environment

- Continued operational efficiency improvements and **reduced emissions** through fuel and environmental monitoring, hybrid battery and shore power upgrades
- Vessels outfitted with hybrid technology expanding regional presence; **now operating in the Mediterranean market**
- Developing **carbon intensity targets** for 2022 in support of Poseidon Principles
- Evaluating the use of the **Science-Based Target Initiative (SBTi)** approach for 2021

Social

- During 2021, we recorded a Total Recordable Incident Rate ("TRIR") of 0.67 per million man hours and **a reduction in total injurious incidents from the previous year**
- Investment in **community betterment** in the areas in which we operate, including sponsoring maritime training centers and providing cadet scholarship opportunities
- **Supporting education initiatives** through organizations including NOAA's Ocean Guardian program and NAMEPA

Governance

- Operating ethically with a zero tolerance to bribery is core to our business. **No facilitating payments recorded in 2021** across our global organization
- Expanded cyber security initiatives to ensure compliance with the **IMO Resolution MSC.428(98) - Maritime Cyber Risk Management in Safety Management Systems**
- Committed to **responsible ship recycling** in accordance with Hong Kong, EU and EPA requirements, as applicable

Sustainability Report

- Tidewater's second annual comprehensive and stand-alone sustainability report presenting the company's ESG performance, along with its management approach to material sustainability topics now available on the company website:

  https://www.tdw.com/sustainability/sustainability-report/

- Prepared in accordance with:
  - Global Reporting Initiative (GRI) Standards
  - Sustainability Accounting Standards Board (SASB) Marine Transportation Standard
  - Task force on Climate-related Financial Disclosures (TCFD)


TIDEWATER
TIDEWATER INC.
SUSTAINABILITY
REPORT 2021

Key Areas of Focus on Environment

- Environmental Management
  - Responsible environmental stewardship to prevent pollution or environmental damage to the land, water and air
- Responsible Ship Recyling
  - Safeguarding the environment and human health and safety are our priorities when recycling vessels
- Emissions
  - All Tidewater vessels utilize low-sulphur fuel and we continuously work to identify opportunities to prevent or reduce emissions through operational efficiencies and the implementation of new technologies and alternative fuels
- Waste Management
  - Tidewater works to minimize any waste resulting from our operations and responsibly disposes of or recycles waste where possible
- Technology
  - Tidewater vessels are being outfitted with hybrid battery technology. Key benefits include: Battery power notation (DNV), Reduced NOx & CO_2, Fuel savings & reduced maintenance

14 LIFE BELOW WATER

Our environmental protection efforts contribute to SDG 14 – Life below water.

SDG 14 focuses global action to conserve and sustainably use the oceans, seas and marine resources for sustainable development.

Tidewater is proud to be a primary partner of Sea Life Rescue, a U.S.-based charitable organization whose goal is to dramatically increase marine life, particularly endangered species. Sea Life Rescue, in partnership with Tidewater, plans to strategically deploy its innovating mobile marine hatcheries around the global to restore critical biodiversity by releasing billions of juvenile fish in target marine areas to maximize results. **For more information, go to www.sealiferescue.org.**


RESCUE ONE
SEA LIFE
TIDEWATER

Key Areas of Focus on Social

- People
  - Committed to providing the safest working environment and the highest level of training possible
- Health and Safety Management
  - We promote safety and instill safe work habits with regular training of for both our mariners and shore-based personnel
- Emergency Preparedness
  - Preparation and training are core to ensuring our vessel crews and shore-based management are prepared to respond to emergencies at any time
- Community Betterment
  - Tidewater recognizes its responsibility to give back to the community and encourages its employees to make a difference in the neighborhoods where they live. We support a broad range of organizations that are working to educate and build a safer and healthier future

Tidewater has a long track record of supporting many organizations globally, including the following:

- West Houston Assistance Ministries
- Aberdeen Seamen's Mission
- United Way
- NHS Scotland
- Spindletop Charities
- Houston Food Bank
- The Salvation Army
- The American Cancer Society
- Boys and Girls Hope
- Second Harvest Food Bank of Greater New Orleans & Acadiana
- National Multiple Sclerosis Society (USA)
- Oilfield Education Center

Safety Leadership Remains a First Priority



Total Recordable Case Frequency 2012-2021
TRCF = (LTIs + RECs) x 1,000,000 / Exposure Hours
3.00
2.50
2.00
1.50
1.00
0.50
0.00
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2.00
1.00
0.0
0.63
TDW 10 Year Average
2.00
1.00
0.0
0.67
TDW CY 2021
Tidewater Global Fleet
International Support Vessel Owner's Association (ISOA)
International Marine Contractors Association (IMCA)

Key Areas of Focus on Governance

- Corporate Governance and Ethics
  - The Tidewater Board of Directors and Board committees have responsibility for strategic oversight of all company activities around the world, including sustainability
- Supply Chain Management
  - Tidewater's suppliers need to comply with all applicable laws pertaining to fair employment practices, as well as laws prohibiting forced and compulsory labor, child labor, employment discrimination, slavery and human trafficking
- Responding to Stakeholder Concerns
  - The Company has established several means for shareholders or others to communicate their concerns to the Board of Directors, including a Whistleblower Policy and Anonymous Communication
- Data Privacy
  - We apply physical, electronic and procedural safeguards in connection with the collection, storage and disclosure of personal data
- Cybersecurity
  - Tidewater is leveraging innovative concepts and technology to monitor, mitigate threats, and otherwise enhance the resilience and security of our systems as well as critical infrastructure both onshore and offshore

Summary

- World's largest publicly listed OSV company
- Strong balance sheet and liquidity position
- Significant earnings leverage
- Strong market fundamentals
- Reputable platform and industry leader in ESG



4. Appendix

Non-GAAP Financial Measures – EBITDA and Adjusted EBITDA Reconciliation

Adjusted EBITDA 2018 – 2019

	Q12018	Q22018	Q32018	Q42018	2018	Q12019	Q22019	Q32019	Q42019	2019
Net Loss	(39,029)	(11,182)	(31,183)	(90,377)	(171,771)	(21,286)	(15,553)	(43,806)	(60,574)	(141,219)
Interest and other debt cost	7,599	7,547	7,585	7,707	30,438	7,736	7,582	7,468	6,282	29,068
Income Tax (benefit) expense	3,321	5,797	1,278	7,856	18,252	5,830	5,542	15,071	1,281	27,724
Depreciation	11,380	11,192	11,377	17,383	51,332	19,034	19,548	19,047	19,416	77,045
Amortization of deferred drydock and survey cost	638	1,593	2,012	2,718	6,961	3,898	5,490	6,688	8,810	24,886
EBITDA[1,2,3]	(16,091)	14,947	(8,931)	(54,713)	(64,788)	15,212	22,609	4,468	(24,785)	17,504
Long - lived asset impairments and other	6,186	1,215	16,853	44,997	69,251	-	-	5,224	32,549	37,773
Affiliate credit loss impairment (credit)	-	-	-	20,083	20,083	-	-	-	-	-
Affiliate guarantee obligation	-	-	-	-	-	-	-	-	-	-
One-time integration related costs	-	1,547	3,036	12,161	16,744	3,739	460	6,293	2,123	12,615
Adjusted EBITDA[1,2,3]	(9,905)	17,709	10,958	22,528	41,290	18,951	23,069	15,985	9,887	67,892

Source: Company Information

1) *EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges, and merger and integration related costs.*
2) *EBITDA and Adjusted EBITDA for each of the prior quarters includes non-cash, stock-based compensation expense respectively.*
3) *EBITDA and Adjusted EBITDA for each of the quarters includes foreign exchange gains (losses) respectively.*

Non-GAAP Financial Measures – EBITDA and Adjusted EBITDA Reconciliation

Adjusted EBITDA 2020 – 1H 2021

	Q12020	Q22020	Q32020	Q42020	2020	Q12021	Q22021	Q32021	Q42021	2021
Net Loss	(18,524)	(110,664)	(38,081)	(29,427)	(196,696)	(35,527)	(29,647)	(26,407)	(38,079)	(129,660)
Interest and other debt cost	6,142	5,959	6,071	5,984	24,156	4,541	3,944	3,681	3,417	15,583
Income Tax (benefit) expense	(5,171)	2,730	5,953	(4,477)	(965)	2,009	6,026	887	(3,047)	5,875
Depreciation	17,285	16,986	19,343	19,416	73,030	18,470	18,224	17,911	18,618	73,223
Amortization of deferred drydock and survey cost	9,822	11,158	11,434	11,265	43,679	11,257	10,325	10,069	9,670	41,321
EBITDA(1,2,3)	9,554	(73,831)	4,720	2,761	(56,796)	750	8,872	6,141	(9,421)	6,342
Long - lived asset impairments and other	10,207	55,482	1,945	6,475	74,109	-	-	2,167	13,476	15,643
Affiliate credit loss impairment (credit)	-	53,581	-	(600)	52,981	-	(1,000)	-	1,400	400
Loss on early extinguishment of debt	-	-	-	-	-	-	-	-	11,100	11,100
Affiliate guarantee obligation	-	2,000	-	-	2,000	-	-	-	-	-
One-time integration related costs	129	446	641	291	1,507	103	795	112	221	1,231
Adjusted EBITDA(1,2,3)	19,890	37,678	7,306	8,927	73,801	853	8,667	8,420	16,776	34,716

Source: Company Information

1) EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges, and merger and integration related costs.
2) EBITDA and Adjusted EBITDA for each of the prior quarters includes non-cash, stock-based compensation expense respectively.
3) EBITDA and Adjusted EBITDA for each of the quarters includes foreign exchange gains (losses) respectively.

Non-GAAP Financial Measures – EBITDA and Adjusted EBITDA Reconciliation

Adjusted EBITDA 1H 2022

	Q12022	Q22022	1H2022
Net Loss	(12,271)	(25,014)	(37,285)
Interest and other debt cost	4,175	4,284	8,459
Income Tax (benefit) expense	5,218	6,619	11,837
Depreciation	17,673	22,614	40,287
Amortization of deferred drydock and survey cost	8,984	9,152	18,136
EBITDA(1,2,3)	23,779	17,655	41,434
Long - lived asset impairments and other	(500)	-	(500)
Loss on warrants	-	14,175	14,175
Gain on bargain purchase	(1,300)	-	(1,300)
One-time integration related costs	2,305	7,314	9,619
Adjusted EBITDA(1,2,3)	24,284	39,144	68,428

Source: Company Information

1) EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges, and merger and integration related costs.
2) EBITDA and Adjusted EBITDA for each of the prior quarters includes non-cash, stock-based compensation expense respectively.
3) EBITDA and Adjusted EBITDA for each of the quarters includes foreign exchange gains (losses) respectively.


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